Exhibit 99.1


[FINANCIAL NEWS BOARD LOGO]


                                 [NEWS GRAPHIC]

                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                             AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                             Diane Hettwer
Chief Financial Officer                     Analyst Inquiries
(212) 692-7200                              (312) 640-6760

FOR IMMEDIATE RELEASE
Thursday, July 29, 2004

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                        SECOND QUARTER OPERATING RESULTS


New York, NY - July 29, 2004 - Lexington Corporate Properties Trust (NYSE:LXP), a real estate investment trust, today announced results for its second quarter ended June 30, 2004.

Quarterly Highlights

    - Closed on 7 investments for an aggregate capitalized cost of $123.2 million, including $65.6 million in joint ventures;
    - Obtained $93.1 million in new non-recourse first mortgage financings at a weighted average fixed rate of 5.70%;
    -   Sold two non-core retail properties, generating gains of $2.3 million;
    -   Signed five lease extensions on portfolio properties, and
    -   Formed a new joint venture with an institutional investor.

Quarterly Results

Funds from operations were $22.7 million, or $0.43 per diluted share/unit, for the second quarter of 2004, compared to $9.5 million, or $0.25 per diluted share/unit, after $7.7 million ($0.20 per diluted share/unit) of debt satisfaction charges, for the second quarter of 2003.

Rental revenue for the quarter totaled $35.3 million, compared to rental revenue of $26.2 million for the same period last year. Net income allocable to common shareholders was $13.0 million in the second quarter of 2004, including $2.3 million of gains on sales of two properties and $0.5 million of impairment charges relating to one property, compared to $2.3 million for the same period last year, which included $7.7 million of debt satisfaction charges and $0.7 million of gains on sales of two properties.


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Six Month Results

For the six months ended June 30, 2004 FFO were $41.6 million, or $0.82 per diluted share/unit compared to $26.5 million, after $7.7 million of debt satisfaction charges ($0.21 per diluted share/unit), or $0.72 per diluted share/unit, for the same period last year.

Rental revenue for the six months ended June 30, 2004 totaled $66.3 million, compared to rental revenues of $51.9 million for the same period last year. Net income allocable to common shareholders for the six months ended June 30, 2004 was $23.4 million, which includes $4.1 million of gains on sales of four properties and $2.2 million of impairment charges relating to two properties, compared to $11.0 million, which includes $7.7 million of debt satisfaction charges and $1.1 million of gains on sales of three properties, for the same period last year.

Quarterly Dividends Declared

The Company declared a common dividend of $0.35 per share payable on August 13, 2004 to common shareholders of record on July 30, 2004. The Company also declared a dividend on its Cumulative Redeemable Preferred Shares of $0.503125 per preferred share, payable on August 16, 2004 to preferred shareholders of record on July 30, 2004.

Conference Call

Management will discuss the financial results on a conference call today at 2pm Eastern Time. The toll-free dial in number is 800-257-6607. The replay of the call will be available through August 5, 2004. The toll-free telephone number for the replay is 800-405-2236, passcode 11003326. The international number is 303-262-2211 and a replay can be accessed via 303-590-3000, passcode 11003326. The conference call can also be accessed on the internet at www.lxp.com and www.fulldisclosure.com. A supplemental reporting package can be accessed in the Company Profile section at www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer, said, "During the second quarter, Lexington continued to implement a growth-oriented business plan by making new investments totaling $123.2 million, bringing total investment activity for the year to $411.7 million, including construction in progress. So far in the third quarter we have completed acquisitions totaling $80.9 million including $13.8 million in joint ventures. These investments, together with our active acquisition pipeline, are expected to lead to improved funds from operations in the second half of 2004. As a result, we are confident that funds from operations this year will be within the range of our guidance of $1.73-$1.78 per share, before the $0.04 per diluted share/unit in impairment charges. In addition, we continue to believe that the Company is well-positioned to deliver growth in funds from operations per share of 8-10% in 2005."


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Mr. Eglin continued, "Lexington continues to take steps to upgrade our portfolio, extend lease terms and strengthen our balance sheet. 46.1% of rental revenues generated in the first six months of the year were from investment grade rated tenants compared to 39.6% in the same period a year ago. During the quarter we sold two retail properties, generating gains of $2.3 million and extended five leases. We are pleased to note that the percentage of our rental revenue generated from leases expiring prior to 2008 is now down to 20.7% compared to 33.6% of total rental revenue at the same time last year. In addition, during the second quarter the Company obtained $93.1 million of new mortgage financing at a fixed rate of 5.7%."

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday July 28, 2004 at $19.01 per share. Lexington pays an annualized dividend of $1.40 per share. Additional information about Lexington is available at www.lxp.com


This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's periodic filings with the Securities and Exchange Commission.


                             Financial Tables Follow
                             -----------------------


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


                                                 LEXINGTON CORPORATE PROPERTIES TRUST
                                                    AND CONSOLIDATED SUBSIDIARIES

                                                  CONSOLIDATED STATEMENTS OF INCOME
                                            (dollars in thousands, except per share data)


                                                                           Three Months Ended                Six Months Ended
                                                                                June 30,                         June 30,
                                                                            2004            2003            2004            2003
                                                                            ----            ----            ----            ----

Gross revenues:
   Rental                                                              $    35,254     $    26,207     $    66,318      $    51,927
   Advisory fees                                                               777             181           1,727             506
   Tenant reimbursements                                                     1,348           1,226             873           2,333
                                                                        ----------      ----------      ----------       ----------
             Total gross revenues                                           37,379          27,614          70,918           54,766


Expense applicable to revenues:
   Depreciation and amortization                                            (9,292)         (6,847)        (17,123)         (13,167)
   Property operating                                                       (2,570)         (1,905)         (5,078)          (3,844)
General and administrative                                                  (2,549)         (2,405)         (6,023)          (4,674)
Non-operating income                                                           649             230             770              514
Interest and amortization expense                                          (12,330)         (9,517)        (21,676)         (19,112)
Debt satisfaction charges                                                       --          (7,685)             --           (7,685)
                                                                        ----------      ----------      ----------       ----------



 Income (loss) before provision for income taxes, minority interests        11,287            (515)         21,788            6,798
      and equity in earnings of joint ventures
Provision for income taxes                                                    (488)             --          (1,253)              --
Minority interests                                                          (1,101)            245          (2,224)            (893)
Equity in earnings of joint ventures                                         1,717           1,397           3,521            2,742
                                                                        ----------      ----------      ----------       ----------
Income from continuing operations                                           11,415           1,127          21,832            8,647
                                                                        ----------      ----------      ----------       ----------


Discontinued operations, net of minority interest:
   Income from discontinued operations                                       1,353             672           2,910            1,456
   Impairment charge                                                          (478)             --          (2,212)              --
   Gains on sales of properties                                              2,327             684           4,065            1,143
                                                                        ----------      ----------      ----------       ----------
   Total discontinued operations                                             3,202           1,356           4,763            2,599
                                                                        ----------      ----------      ----------       ----------
Net income                                                                  14,617           2,483          26,595           11,246
Dividends attributable to preferred shares - Series B                       (1,590)           (212)         (3,180)            (212)
                                                                        ----------      ----------      ----------       ----------
Net income allocable to common shareholders                            $    13,027     $     2,271     $    23,415      $    11,034
   Depreciation and amortization                                             9,109           6,860          16,860           13,221
   Minority interests-OP Units                                               1,180            (138)          2,109            1,101
   Amortization of leasing commissions                                         183             200             365              400
   Joint venture adjustment-depreciation                                     1,559             981           2,873            1,889
   Gains on sales of properties                                             (2,327)           (684)         (4,065)          (1,143)
                                                                        ----------      ----------      ----------       ----------
Funds from operations                                                  $    22,731     $     9,490     $    41,557      $    26,502
                                                                        ==========      ==========      ==========       ==========

Rent below GAAP revenue(1)                                             $     1,218     $     1,013     $     1,749      $     2,150
                                                                        ==========      ==========      ==========       ==========

Per share/unit
   Basic net income                                                    $      0.27     $      0.07     $      0.52      $      0.35
   Diluted net income                                                  $      0.27     $      0.06     $      0.52      $      0.33
   Funds from operations(2)-basic                                      $      0.43     $      0.25     $      0.82      $      0.72
   Funds from operations(2)-diluted                                    $      0.43     $      0.25     $      0.82      $      0.72


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                                     LEXINGTON CORPORATE PROPERTIES TRUST
                                        AND CONSOLIDATED SUBSIDIARIES

                                         CONSOLIDATED BALANCE SHEETS
                                            (dollars in thousands)

                                                                                6/30/04                12/31/03
                                                                                -------                --------

Real estate, at cost                                                   $      1,324,298          $      1,162,395
Accumulated depreciation                                                       (171,556)                 (160,623)
Investment in joint ventures                                                     96,455                    69,225
Properties held for sale - discontinued operations                               48,242                    36,478
Intangible assets, net                                                           27,773                    14,736
Cash and cash equivalents                                                       121,651                    15,923
Deferred expenses, net                                                            9,222                    10,013
Accounts receivable                                                               2,413                         -
Rent receivable - deferred                                                       24,160                    24,069
Other assets                                                                     49,788                    35,195
                                                                              ---------                 ---------
                                                                       $      1,532,446          $      1,207,411
                                                                              =========                 =========

Mortgages and notes payable                                            $        725,992          $        551,385
Other liabilities                                                                14,459                    10,667
Prepaid rent                                                                      4,173                     2,482
Minority interests                                                               59,449                    59,220
Shareholders' equity                                                            728,373                   583,657
                                                                              ---------                 ---------
                                                                       $      1,532,446          $      1,207,411
                                                                              =========                 =========

Common shares                                                                48,312,044                40,682,001
Preferred shares-Series B                                                     3,160,000                 3,160,000
Operating partnership units                                                   5,330,401                 5,430,454
                                                                              ---------                 ---------
                                                                             56,802,445                49,272,455
                                                                              =========                 =========

1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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


                                            LEXINGTON CORPORATE PROPERTIES TRUST
                                               AND CONSOLIDATED SUBSIDIARIES

                                                     EARNINGS PER SHARE
                                            AND FUNDS FROM OPERATIONS PER SHARE
                                        (dollars in thousands, except per share data)


                                                                 Three Months Ended                  Six Months Ended
                                                                     June 30,                            June 30,
                                                             2004              2003              2004               2003
                                                             ----              ----              ----               ----
Earning Per Share
-----------------

Basic
Income from continuing operations                       $     11,415       $      1,127       $     21,832       $      8,647
Less preferred dividends                                      (1,590)              (212)            (3,180)              (212)
                                                          ----------         ----------         ----------         ----------
Income allocable to common shareholders from
continuing operations - basic                                  9,825                915             18,652              8,435
Total income from discontinued operations - basic              3,202              1,356              4,763              2,599
                                                          ----------         ----------         ----------         ----------
Net income allocable to common shareholders             $     13,027       $      2,271       $     23,415       $     11,034
                                                          ==========         ==========         ==========         ==========

Weighted average number of common shares outstanding      47,704,823         32,920,546         45,089,816         31,460,135
                                                          ==========         ==========         ==========         ==========
Per share data:
Income from continuing operations                       $       0.21       $       0.03       $       0.41       $       0.27
Income from discontinued operations                             0.06               0.04               0.11               0.08
                                                          ----------         ----------         ----------         ----------
Net income                                              $       0.27       $       0.07       $       0.52       $       0.35
                                                          ==========         ==========         ==========         ==========

Diluted
Income allocable to common shareholders from
continuing operations-basic                             $      9,825       $        915       $     18,652       $      8,435
Adjustments:
    Incremental (income)/expense attributed to
    assumed conversion of dilutive securities                     --               (245)                --                893
                                                          ----------         ----------         ----------         ----------
Income allocable to common shareholders from
   continuing operations-diluted                               9,825                670             18,652              9,328
Total income from discontinued operations - diluted            3,202              1,468              4,763              2,919
                                                          ----------         ----------         ----------         ----------
Net income allocable to common shareholders - diluted   $     13,027       $      2,138       $     23,415       $     12,247
                                                          ==========         ==========         ==========         ==========

Weighted average number of shares used in calculation
  of basic earnings per share                             47,704,823         32,920,546         45,089,816         31,460,135
Add incremental shares representing:
    Shares issuable upon exercises of employee
    share options                                            100,935            199,986            134,784            181,690
    Shares issuable upon conversion of dilutive
    securities
                                                                  --          5,212,514                 --          5,231,012
                                                          ----------         ----------         ----------         ----------
Weighted average number of shares used in calculation
 of diluted earnings per common share                     47,805,758         38,333,046         45,224,600         36,872,837
                                                          ==========         ==========         ==========         ==========
Per share data:
Income from continuing operations - diluted             $       0.21       $       0.02       $       0.41       $       0.25
Income from discontinued operations - diluted                   0.06               0.04               0.11               0.08
                                                          ----------         ----------         ----------         ----------
Net income - diluted                                    $       0.27       $       0.06       $       0.52       $       0.33
                                                          ==========         ==========         ==========         ==========


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


                                             LEXINGTON CORPORATE PROPERTIES TRUST
                                                AND CONSOLIDATED SUBSIDIARIES

                                                      EARNINGS PER SHARE
                                             AND FUNDS FROM OPERATIONS PER SHARE
                                         (dollars in thousands, except per share data)


                                                                   Three Months Ended                  Six Months Ended
                                                                        June 30,                           June 30,
                                                                2004              2003              2004               2003
                                                                ----              ----              ----               ----
Funds From Operations
---------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders - basic        $     13,027       $      2,271       $     23,415       $     11,034
Adjustments:
Depreciation and amortization                                     9,109              6,860             16,860             13,221
Minority interests-OP Units                                       1,180               (138)             2,109              1,101
Amortization of leasing commissions                                 183                200                365                400
Joint venture adjustment-depreciation                             1,559                981              2,873              1,889
Gains on sale of properties                                      (2,327)              (684)            (4,065)            (1,143)
                                                            -----------        -----------        -----------        -----------
Funds from operations                                      $     22,731       $      9,490       $     41,557       $     26,502
                                                            ===========        ===========        ===========        ===========

Basic
-----
Weighted average shares outstanding-basic EPS                47,704,823         32,920,546         45,089,816         31,460,135
Operating partnership units                                   5,352,198          5,212,514          5,372,411          5,231,012
                                                            -----------        -----------        -----------        -----------
Weighted average shares outstanding-basic FFO                53,057,021         38,133,060         50,462,227         36,691,147
                                                            ===========        ===========        ===========        ===========
                                        FFO per share      $       0.43       $       0.25       $       0.82       $       0.72
                                                            ===========        ===========        ===========        ===========

Diluted
-------
Weighted average shares outstanding-diluted EPS              47,805,758         38,333,046         45,224,600         36,872,837
Operating partnership units                                   5,352,198                 --          5,372,411                 --
                                                            -----------        -----------        -----------        -----------
Weighted average shares outstanding-diluted FFO              53,157,956         38,333,046         50,597,011         36,872,837
                                                            ===========        ===========        ===========        ===========
                                        FFO per share      $       0.43       $       0.25       $       0.82       $       0.72
                                                            ===========        ===========        ===========        ===========



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